                                 SCHEDULE 14C
                                (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                           SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Check the appropriate box:

[_]  Preliminary Information Statement

[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement


                            AMERISTEEL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant As Specified In Its Charter)

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[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11


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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                            AmeriSteel Corporation
                        5100 W. Lemon Street, Suite 312
                             Tampa, Florida 33609

                             INFORMATION STATEMENT

                        Written Consent of Stockholders
                                 In Lieu of an
                        Annual Meeting of Stockholders


To the Stockholders of                                  April 30, 2001
AmeriSteel Corporation:

     This Information Statement is furnished pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended, to provide information regarding certain action to be taken by written consent by the holders of a majority of the outstanding shares of common stock (the "Common Stock") of AmeriSteel Corporation ("AmeriSteel" or the "Company"). Certain stockholders of the Company, owning approximately 95.7% of the outstanding Common Stock, intend to act by written consent in lieu of an Annual Meeting of Stockholders for the following purposes:

     1. To elect nine directors, representing all of the members of the Board of Directors of the Company.

     2.   To approve an amendment to the Company's Equity Ownership Plan.

     It is anticipated that the written consent is to be submitted to the Company and become effective on or about May 20, 2001.

     We Are Not Asking You for a Proxy and You are Requested Not to Send to the Company a Proxy.

     At the close of business on April 20, 2001, there were 11,495,153 shares of Common Stock outstanding, the only outstanding voting stock of the Company, each of which shares is entitled to one vote.

     The approximate date on which this Information Statement is to be mailed to stockholders is April 30, 2001.

                              SECURITY OWNERSHIP

     The following table sets forth, as of April 20, 2001, the number of shares of the Company's Common Stock beneficially owned by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock together with such person's address if other than the Company's address,
(ii) each of its directors and nominees to become a director, (iii) each named executive officer (as defined herein under "Executive Compensation" and pursuant to Securities and Exchange Commission rules) and (iv) all directors and executive officers as a group:

              Name of Beneficial Owner               Amount and Nature of
                 or Number in Group                Beneficial Ownership (1)     Percent of Class
     -------------------------------------------  ---------------------------  -------------------
     Gerdau USA, Inc (2)......................                     10,153,846                88.3%

     FLS Holdings, Inc. (2)...................                      9,000,000                78.3%

     Phillip E. Casey (3).....................                        844,192                 7.3%

     Carioca Limited Partnership (3)                                  573,507                 5.0%

     Tom J. Landa.............................                         15,525                   *

     J. Donald Haney..........................                          1,734                   *

     Jorge Gerdau Johannpeter.................                              0                   -

     Frederico C. Gerdau Johannpeter..........                              0                   -

     Klaus Gerdau Johannpeter.................                              0                   -

     Andre Bier Johannpeter...................                              0                   -

     Germano Gerdau Johannpeter...............                              0                   -

     Carlos J. Petry..........................                              0                   -

     J. Neal McCullohs........................                          1,653                   *

     James S. Rogers, II......................                            986                   *

     All Directors and Executive Officers as a
      Group (12 persons)......................                        868,154                 7.6%

     *Less than one percent

     (1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date.

     (2) Of the shares shown for Gerdau USA, Inc., a Delaware corporation ("Gerdau USA"), 9,000,000 are directly owned by FLS Holdings, Inc., a Delaware corporation, and 1,153,846 are directly owned by Gerdau USA. Gerdau USA owns 100% of the outstanding common stock of FLS Holdings, Inc. and Gerdau USA is a wholly owned subsidiary of Gerdau S.A.
          Gerdau USA address is c/o Osvaldo B. Schirmer, Gerdau S.A. Av. Farrapos 1811 Porto Alegre, Rio Grande Do Sul - Brazil CEP 90220-005.

     (3) Of the shares shown for Mr. Casey, 573,507 are held directly by Carioca Limited Partnership I, a Delaware limited partnership. Carioca, L.L.C., a Delaware limited liability company, owns directly 5,793 shares and is the sole general partner owning 1% of the partnership interests. Betty Casey, Mr. Casey's wife, is the sole limited partner owning the remaining 99% of the partnership interests. Mr. Casey, Mrs. Casey and David Casey, Mr. Casey's brother, are the members of Carioca, L.L.C., and David Swayze, an unrelated third party, is the sole manager of Carioca, L.L.C. Mr. Swayze, as manager of Carioca L.L.C., the sole general partner of Carioca Limited Partnership I, has voting and investment control over the shares held by the limited partnership. Mrs. Casey and Messrs. Casey acting unanimously have the power to remove the manager of Carioca L.L.C. and therefore may be deemed to share beneficial ownership over the shares held by Carioca Limited Partnership I and Carioca, L.L.C. Mr. Casey's address is 5100 W. Lemon Street, Suite 312, Tampa, Florida 33609 and the address of each of Carioca Limited Partnership I and David Swayze is 1201 Market Street, Wilmington, Delaware 19801.

                          1.   ELECTION OF DIRECTORS

     Directors are elected for one year terms and until their successors are duly elected and qualified. The Company's By-Laws provide that directors shall be elected by a plurality of the votes cast. As of the date of this Information Statement there are nine members on the Company's Board of Directors.

     Stockholders owning approximately 95.7% of the outstanding shares of Class B Common Stock (the "Majority Stockholders") intend by written consent in lieu of an Annual Meeting of Stockholders of the Company to elect the following nine nominees to act as directors of the Company.


                               Phillip E. Casey

                                 Tom J. Landa

                                J. Donald Haney

                           Jorge Gerdau Johannpeter

                        Frederico C. Gerdau Johannpeter

                           Klaus Gerdau Johannpeter

                            Andre Bier Johannpeter

                          Germano Gerdau Johannpeter

                                Carlos J. Petry

     The proposed nominees for election as directors are willing to be reelected as directors. If as a result of circumstances not now known or foreseen, a nominee shall be unavailable or unwilling to serve as a director, the Majority Stockholders may elect such other person as they deem advisable.

     The following table sets forth certain information regarding the nominees for directors:

          Name                                                   Age     Years as a Director
          ---------------------------------------------------  -------  ----------------------

          Phillip E. Casey...................................       58             7

          Tom J. Landa.......................................       49             4

          J. Donald Haney....................................       65            13

          Jorge Gerdau Johannpeter...........................       64             1

          Frederico C. Gerdau Johannpeter....................       58             1

          Klaus Gerdau Johannpeter...........................       65             1

          Andre Bier Johannpeter.............................       38             1

          Germano Gerdau Johannpeter.........................       68             1

          Carlos J. Petry....................................       60             1

     Phillip E. Casey has been Chief Executive Officer and a director since June 1994 and President since September 1999. Mr. Casey was Chairman of the Board of AmeriSteel from June 1994 until September 1999.

     Tom J. Landa has been Chief Financial Officer, Vice President and Secretary of the Company since April 1995. Mr. Landa was elected a director of AmeriSteel in March 1997. Before joining the Company, Mr. Landa spent over 19 years in various financial management positions with Exxon Corporation and its affiliates worldwide.

     J. Donald Haney has been Group Vice President, Fabricated Reinforcing Steel Group since 1979 and a director of the Company since 1988. Mr. Haney joined the Company in 1958 is principally responsible for the Company's reinforcing steel fabricating group.

     Jorge Gerdau Johannpeter has been working for the Gerdau companies since 1954. Mr. Jorge Johannpeter and his brothers, Germano, Klaus and Frederico, started as apprentices. Mr. Jorge Johannpeter became an Executive Officer of Gerdau in 1973 and was appointed President in 1983. He received a degree in Law from the Federal University of Rio Grande do Sul.

     Frederico C. Gerdau Johannpeter has worked for the Gerdau companies with his father and brothers since 1961. Mr. Frederico Johannpeter became an Executive Officer of Gerdau in 1973 and was appointed a Vice President in 1983. He received a degree in Business Administration from the Federal University of Rio Grande do Sul.

     Klaus Gerdau Johannpeter has worked for the Gerdau companies with his father and brothers since 1954. Mr. Klaus Johannpeter became an Executive Officer of Gerdau in 1973 and was appointed a Vice President in 1983. He received a degree in Civil, Electrical and Mechanical Engineering from the Federal University of Rio Grande do Sul.

     Andre Bier Johannpeter has been working for the Gerdau companies since 1980. Mr. Andre Johannpeter became an Executive Officer of Gerdau in 1989. In 1998, Mr. Andre Johannpeter was appointed Director of Information Systems and in 1999 became Director of Managerial Processes. He received a degree in Business management from the Catholic Pontiff University of Rio Grande do Sul.

     Germano Gerdau Johannpeter has worked for the Gerdau since 1951. Mr. Germano Johannpeter became an Executive Officer of Gerdau in 1973 and was appointed a Vice President in 1983. He received a degree in Business Administration from the Getulio Vargas Foundation.

     Carlos J. Petry has worked for the Gerdau companies since 1965. In 1975, Mr. Petry was appointed to Gerdau's Board of Directors. Mr. Petry received a degree in Philosophy from the federal University of Rio Grande do Sul.

     Messrs. Jorge, Frederico, Klaus and Germano Johannpeter are brothers. Andre Johannpeter is the son of Jorge Johannpeter. None of the other directors are related to one another.

Meetings of the Board of Directors and Standing Committees

     The Board of Directors held one meeting during the nine months ended December 31, 2000. All incumbent directors except for Klaus Johannpeter and Germano Johannpeter attended at least 75% of all meetings of the Board during the period of time they held office. Hideichiro Takashima resigned from the Board of Directors upon the sale of Kyoei's remaining shares of Common Stock to Gerdau USA in September 2000.

     The Board of Directors has a standing Executive Compensation Committee and Audit Committee.

     The Executive Compensation Committee members are Carlos J. Petry, Andre Beir Johannpeter and Philip E. Casey each of whom were elected to the committee in September 1999. No meetings of the Executive Compensation Committee were held during the nine months ended December 31, 2000, however it did conduct certain business through written action. The Compensation Committee's principal responsibility is to provide recommendations to the Board regarding compensation for executive officers of the Company.

     The Audit Committee members are Carlos J. Petry and Andre Bier Johannpeter each of whom were elected to the committee in September 1999. No meetings of the Audit Committee were held during the nine months ended December 31, 2000. This committee provides the opportunity for direct communication with the independent certified public accountants and the Board. The Audit Committee communicates with the certified public accountants periodically to review their effectiveness during the annual audit program and to discuss the Company's internal control policies and procedures.

     The Board of Directors does not have a Nominating Committee because the Board as a whole functions in this capacity.

Compensation of Directors

     No director receives separate compensation for services rendered as a director. Expenses incurred by directors who are employees of the Company to attend meetings of the Board of Directors or committees thereof are covered by the Company. The Company does not reimburse expenses incurred by non-employee directors to attend board meetings.

             SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16 of the Securities Exchange Act of 1934, as amended, certain officers, directors and stockholders of the Company are required to file reports of stock ownership and changes therein with the Securities and Exchange Commission. Based solely upon the Company's review of such forms, all such forms were filed timely, except that for each of the following directors and officers, one form was not timely filed relating to the indicated number of transactions:
Messrs. Landa and Rogers, one transaction; Mr. Andrew, three transactions; Mr. Muhlhan, four transactions; and Mr. Haney, six transactions.

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

     This report is submitted by the Executive Compensation Committee with respect to the compensation policies applicable to the Company's executive officers for the nine months ended December 31, 2000. The Executive Compensation Committee members are Carlos J. Petry, Andre Beir Johannpeter and Philip E. Casey each of whom were elected to the committee in September 1999.

General Policies

     The Company's executive compensation system is intended to attract, retain, and motivate high quality executive officers who can enhance stockholder value, and to support a performance-oriented environment that rewards achievement of the Company's planned financial goals. The Committee believes that linking executive compensation to corporate performance, through an emphasis on performance bonuses, results in better alignment of compensation with corporate goals and stockholder interests. The Committee also believes that through stock ownership and stock options it has created a program that promotes stockholder value creation in the long term. In evaluating the performance of executive officers, the Committee's approach is to consult with the Chief Executive Officer, except when evaluating his performance, in which case the Committee's approach is to meet and deliberate independently without the Chief Executive Officer being present.

     The Company compensates its executive officers through three principal types of compensation: annual base salary, annual incentive bonuses, and long-term incentive awards through stock options, stock appreciation rights ("SARs") and restricted stock. The Committee's policies regarding the types of compensation are discussed below.

Base Salary

     The annual base salary of each of AmeriSteel's executive officers is based upon the scope of his or her responsibility and accountability within the Company, as well as performance and experience criteria. In setting the level of base salary for executive officers, other than the Chief

Executive Officer, the Committee's approach is to review the Chief Executive Officer's recommendations together with other information from independent compensation consultants.

Annual Incentive Compensation

     Each year the Executive Compensation Committee recommends to the Board of Directors cash bonuses payable to the executive officers of the Company. The awards are determined in accordance with AmeriSteel's Strategic Value Added Executive Short-Term Incentive Plan (the "SVA Plan"), the purpose of which is to award executives who substantially contribute in reaching specific annual performance goals.

     The SVA Plan is administered by the Executive Compensation Committee. The Executive Compensation Committee may appoint an officer of the Company to assist in the administration of the SVA Plan and it may grant authority to such person to execute documents on its behalf.

     The SVA Plan is designed to award for the attainment of a minimum return on average capital employed for the year as determined at the beginning of the fiscal year. Upon achievement, payments generally are made within two months of the end of the fiscal year, provided, however, that all covenants governing the Company's indebtedness for borrowed money are met prior to and after giving effect to the payments. An award may also be paid in shares of the Company's Common Stock if so determined by the Chief Executive Officer and approved by the Board of Directors at any time prior to the payment of the award or in any combination of cash and shares.

     The Company has also implemented a performance based plan to award virtually all other individuals who do not participate in the SVA Plan. The Partners in Performance Plan ("PIP") ties a portion of an employee's pay to established minimum performance requirements relative to the responsibilities of their position. Generally, employees at the steel minimills have performance criteria relating to tons of steel melted and/or tons of steel rolled, employees associated with the fabricating operation have performance criteria relating to manufacturing costs, employees at the rail products plants have performance criteria relating to tons of finished steel product produced, employees associated with the mills sales have performance criteria relating to tons shipped, and general and administrative employees have performance criteria relating to a combination of the above criteria. PIP awards are paid in cash in the month following month of attainment except production employees at the steel minimills and rail products operations, whose awards are paid the week following the week of attainment.

Long Term Incentive Compensation

     The purpose of the long-term incentive plans discussed below is to align executive and other key employee interests with those of the Company's shareholders.

     In March 2000, the Board of Directors approved a long-term incentive plan (the "Stakeholder Plan") to ensure the Company's senior management's interests are congruent with the Company's shareholders. Awards are based on the Company's return on capital employed. Earned awards are vested and paid out over a period of four years. There were no awards granted for the nine months ended December 31, 2000.

     In July 1999, the Board of Directors approved, upon recommendation by the Executive Compensation Committee, the Stock Purchase/SAR Plan. The plan was made available to essentially all employees of the Company. Employees who purchase stock under the plan are eligible to receive Stock Appreciation Rights equal to four times the number of shares purchased under the plan. In the 1999 offering period, a total of 42,321 shares were sold under the Stock Purchase/SAR Plan at a purchase price of $15.30 per share, with 31,930 of these shares outstanding as of December 31, 2000. A total of 169,284 SARs were granted under the plan.

     Under the 1996 Equity Ownership Plan ("EOP"), stock options and other stock based awards are granted to provide incentives for executives and other key employees to manage the Company from an ownership perspective In addition, stock options and SARs are a key part of the Company's program for motivating and rewarding managers over the long term.

     The Executive Compensation Committee, upon recommendation by the Chief Executive Officer, determines and makes final decisions regarding stock options, restricted stock and other awards under the EOP. Such factors as performance and responsibilities of individual managers and the management team as a whole in addition to general industry practices play an integral role in the determination of the number of options awarded to a particular senior executive or employee. Accordingly, the Company has granted stock options to a significant number of employees in various positions to afford them an opportunity to participate in the Company's future growth, particularly in the creation of value for all stockholders. In the nine months ended December 31, 2000, the Company granted stock options covering 51,900 shares to various employees, none of which were granted to executive officers. No SARs were issued by the Company. The options vest in one-third increments each year beginning approximately two years after the grant date and SARs vest in one-quarter increments each year beginning one year after the date of grant.

     In September 1995, the Board of Directors approved, upon recommendation by the Executive Compensation Committee, a one time Stock Purchase/Option Plan identified as the Shares in Success Plan (the "SIS Plan"). The SIS Plan was made available to essentially all employees of the Company. Employees who purchased stock were awarded stock options equal to six times the number of shares purchased. A total of 37,689 shares were sold under the SIS Plan at a purchase price of $10.63 per share, with 631 of these shares remaining outstanding as of December 31, 2000. The options were granted at fair value at the date of the grant, as determined by an independent appraisal as of the end of the previous fiscal year-end. A total of 226,134 options were granted under the SIS Plan. No options remain available for future grant under this plan. All options outstanding are currently vested. Options may be exercised for up to 10 years from the grant date.

Chief Executive Officer Compensation for Fiscal 2000

     Mr. Casey's salary is set annually by the Executive Compensation Committee. Mr. Casey's salary for the nine months ended December 31, 2000 was $255,000 annually, which was unchanged from the period ended March 31, 2000. For the nine months ended December 31, 2000, Mr. Casey was not awarded a bonus under the SVA Plan due to the non-attainment of certain performance targets. Mr. Casey did not participate in the stock options awards made under the EOP during the year due to his ownership position in the Company.

Conclusion

     The Executive Compensation Committee believes that current total compensation arrangements are reasonable and competitive. The Executive Compensation Committee believes recent compensation for executive officers is consistent with the current compensation philosophy and reflects corporate performance. The Executive Compensation Committee will continue to monitor and administer compensation programs for executive officers of the Company.

                                    Executive Compensation Committee

                                    Carlos Joao Petry - Committee Chairman
                                    Andre Bier Johannpeter
                                    Phillip E. Casey

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return of the Company's Common Stock with the cumulative total return of the companies in the Standard & Poor's 500 Index and S&P 500 Iron and Steel Index. Cumulative total return for each of the periods shown in the Performance Graph is measured assuming an initial investment of $100 on July 29, 1996, the date the Company's Class B Common Stock was registered under Section 12 of the Securities Exchange Act of 1934, and the reinvestment of dividends.


                     Comparison of Cumulative Total Return

                                   [GRAPHIC]

--------------------------------------------------------------------------------------------------------
                         July 29,      March 31,     March 31,    March 31,    March 31,   December 31,
                           1996          1997          1998         1999         2000          2000
--------------------------------------------------------------------------------------------------------

AmeriSteel               $100.00        $108.00      $164.80      $153.60      $233.60        $113.60
--------------------------------------------------------------------------------------------------------

S&P 500 Index            $100.00        $147.84      $218.80      $259.19      $359.69         223.60
--------------------------------------------------------------------------------------------------------

S&P 500 -Iron & Steel    $100.00        $117.94      $141.52      $101.91      $ 95.85        $ 70.11
--------------------------------------------------------------------------------------------------------

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As of December 31, 2000, the members of the Company's Executive Compensation Committee were Carlos Joao Petry, Andre Bier Johannpeter and Philip
E. Casey. Mr. Casey is the President of AmeriSteel.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 23, 2000 the Board of Directors of the Company raised approximately $15 million through the issuance of 1,153,846 shares of Common Stock in a private placement to Gerdau USA, an affiliate of Gerdau S.A., at a price of $13.00 per share. Gerdau S.A. is the ultimate parent of the Company, owning all of the issued and outstanding stock of Gerdau USA. The purchase price was based on the most recent appraisal of the Company's Common Stock as of December 31, 2000. The purpose of the sale of Common Stock is to provide additional funds for the Company for general working capital purposes and to enable the Company to reduce its debt.

     On March 30, 2000 the Board of Directors of the Company raised approximately $10 million through the issuance of 1,000,000 shares of Series A Preferred Stock in a private placement to an affiliate of Gerdau S.A., at a price of $10.00 per share. The Series A Preferred Stock are non-voting shares entitling the holder to dividend rights of .475 per share every six months and are redeemable at the option of the Company.

                            EXECUTIVE COMPENSATION

     The tables and descriptive information set forth below are being furnished with respect to those persons who were the Company's Chief Executive Officer and its four most highly compensated executive officers, other than the Chief Executive Officer, whose salary and bonus exceeded $100,000 for the most recent fiscal year (the "Named Executive Officers"). Tables have been omitted where no compensation was awarded to, earned by or paid to any of the named executives required to be reported in any fiscal year covered by that table.

Summary Compensation Table

          The following table provides information concerning the annual compensation of each of the Named Executive Officers of the Company for services rendered to the Company in each of the Company's last three fiscal years.

                                                                      Long Term
                                                                     Compensation
                                     Annual Compensation                Awards
                                 ---------------------------       ------------------
                                                                                     Securities
                                                                      Restricted     Underlying
                                                                        Stock         Options/                     All Other
Name and Principal                                                      Awards         SARs           LTIP          Compen-
------------------                                                      ------
Position                          Year (1)        Salary     Bonus       ($)           (#)         Payouts (2)    sation (3)
--------                          --------        ------     -----      ------        --------     -----------    ----------
Phillip E. Casey.........    December 31, 2000   $191,250   $     --   $     --       $    --        $     --      $  5,869
 President and Chief.....       March 31, 2000    255,000    255,000         --            --              --         4,287
 Executive Officer.......       March 31, 1999    255,000    229,398         --            --              --         3,057
                                                                             --                            --
J. Donald Haney..........    December 31, 2000    169,272         --         --            --              --         6,586
 Group Vice President....       March 31, 2000    219,120    201,963         --            --         800,000       885,287
 Fabricated..............       March 31, 1999    219,120    197,120         --        50,000              --         3,041
Reinforcing Steel

Tom J. Landa.............    December 31, 2000    148,140                    --            --              --         7,098
 Vice President and......       March 31, 2000    190,362    176,745         --            --         800,000         5,271
 Chief Financial.........       March 31, 1999    184,380    167,477         --        50,000              --         3,024
Officer

James S. Rogers, II......    December 31, 2000    117,468         --         --            --              --         7,804
 Vice President,.........       March 31, 2000    150,780    140,157         --            --         800,000         4,158
Human....................       March 31, 1999    145,518    132,176         --        50,000              --         2,991
 Resources

J. Neal McCullohs........    December 31, 2000    105,774         --         --            --              --         8,076
 Vice President, Sales...       March 31, 2000    135,762    126,199         --            --         800,000         3,744
and......................       March 31, 1999    131,016    119,006         --        50,000              --         2,978
 Marketing

     (1) For the year ended December 31, 2000, reflects the change in the Company's fiscal year from March 31 to December 31. Compensation paid for the interim period April 1, 2000 to December 31, 2000 was paid on a basis consistent with compensation paid for prior years.

     (2) Payments made in the year ended March 31, 2000 represent payments made in conjunction with the immediate vesting of SARs resulting from the change in control of the Company that was triggered upon the purchase of a majority interest in FLS Holdings by Gerdau, USA in September 1999.

     (3) These amounts consist of Company matching contributions made pursuant to the Company's Savings Plan.

SAR Grants Table

          No options and no SARs were granted to the Named Executive Officers in the nine months ended December 31, 2000.

Option/SAR Exercises and Year-End Value Table

     The following table shows information concerning stock option and SAR exercises and values as of December 31, 2000.

                                                         Number of Securities
                                                        Underlying Unexercised        Value of Unexercised
                             Shares         Value         Options/SARS at           In-the-Money Options/SARS
                           Acquired on     Realized     December 31, 2000 (#)           at December 31, 2000 ($)
                                           --------
         Name             Exercise (#)     ($) (1)     Exercisable/Unexercisable    Exercisable/Unexercisable(2)
         ----             -------------  ------------  -------------------------   --------------------------
Phillip E. Casey            --              --                  - / -                          - / -

J. Donald Haney.......     2,286        $ 33,328               - / 900                         - / -

Tom J. Landa..........      --              --            13,151 / 573                    $6,480 / -

James S. Rogers, II...      --              --           1,484 / 1,124                         - / -

J. Neal McCullohs.....      --              --           5,620 / 1,308                    $1,842 / -

---------------------------------

(1) This represents the excess of the fair market value of the Company's Common Stock as of the date of exercise above the exercise price of the options/SARs.

(2) This represents the excess of the fair market value per share of the Company's Common Stock of $13.00 per share as of December 31, 2000, the date of the latest appraisal of the Company's stock, above the exercise price of the options/SARs.

Pension Benefit

     The table below sets forth the estimated annual benefits, payable as a single life annuity beginning at retirement at age 65, at various remuneration levels and for representative years of service at normal retirement date, under the Company's tax qualified noncontributory defined benefit pension plan (the "Retirement Plan"). Also, set forth below this section is information about the estimated annual benefits (also report ed as a single life annuity beginning at retirement at age 65) payable under the Company's Supplemental Retirement Plan.

                                                           Years of Service
                                 --------------------------------------------------------------------
Final Average Compensation          20 years      25 years      30 years      35 years      40 years
---------------------------         --------      --------      --------      --------      --------
$100,000.......................     $26,279       $32,849       $39,418       $45,988       $50,988
150,000........................      41,279        51,599        61,918        72,238        79,738
200,000........................      56,279        70,349        84,418        98,488       108,488

     Under the Retirement Plan, the compensation taken into account generally includes all salary, bonuses and other taxable compensation, subject to an annual compensation limit, which currently is $170,000. As of December 31, 2000, the final average compensation and years of credited service for the Named Executive Officers for purposes of the Retirement Plan were as follows: $160,000 and six years for Phillip E. Casey; $198,896 for benefits earned through September 30, 1994 and $160,000 for benefits earned subsequently and 40 years for J. Donald Haney; $160,000 and five years for Tom J. Landa; $159,478 and 19 years for James S. Rogers, II; and $157,983 and 22 years for J. Neal McCullohs. The benefits under the Retirement Plan are not subject to any deduction for Social Security or other offset amounts.

Supplemental Retirement Plan

     The Company maintains a nonqualified, unfunded Supplemental Retirement Plan (the "SRP"), which provides certain officers defined pension benefits in addition to those provided under the Company's other plans. The SRP provides an annual retirement benefit equal to the greater of (i) 50% of final average compensation without regard to the $170,000 limit, and (ii) 2.4% of final average compensation multiplied by years of service (up to 25), plus 1% of final average compensation multiplied by years of service in excess of 25 (up to 10), less (in either case) amounts to which the participant is entitled under other retirement plans of the Company and prior employers and under Social Security. As of December 31, 2000 the Company has accrued approximately $132,981 in supplemental retirement benefits for the then one remaining active employee (J. Donald Haney) covered by the SRP. No other Named Executive Officer is covered by the SRP.

     The officers covered by the SRP have all waived certain rights, provided that if such officers are terminated without cause (as defined in the mutually effective severance agreements entered into with such officers), resign for good reason (as defined in the mutually effective severance agreements) or die, retire or become disabled, then such officers will be entitled to receive the amounts they would have received had such officers not waived such rights.

Employment Agreements

     Effective June 1, 1994, the Company entered into a five-year employment agreement with Phillip E. Casey to serve as the Company's Chairman of the Board of Directors and Chief Executive Officer. The Agreement terminated June 1, 1999. However, certain provisions of the Agreement remain in effect for up to an additional three years. Specifically, the Company has a right to purchase from Mr. Casey the Company's Common Stock acquired by Mr. Casey pursuant to the Agreement. In addition, the Agreement provides that the sale by the Company of any shares that are senior or preferred to the Common Stock held by Mr. Casey requires Mr. Casey's consent. Mr. Casey also has certain rights to participate with the Company in a secondary public offering of the Company's common stock and a right of first refusal with respect to 10% of any new stock to be issued by the Company, except under certain circumstances including certain public offerings, stock splits or stock dividends.

     2.   AMENDMENT OF THE COMPANY'S EQUITY OWNERSHIP PLAN

     In 1995, the Board of Directors and stockholders of the Company adopted the AmeriSteel Corporation Equity Ownership Plan covering a maximum of 438,852 shares of Common Stock. The purpose of the Equity Ownership Plan is to enable the Company to be in a position to continue to effectively attract and retain executive officers and other key employees. As of April 1, 2001 approximately 1,870 employees are eligible to participate in the plan.

     The amendment to the Company's Equity Ownership Plan will be approved if written consents representing a majority of all of the votes entitled to be cast by the Company's stockholders are received by the Company. The Majority Stockholders intend by written consent to approve the amendment to the Company's Equity Ownership Plan.

Effect of the Amendment

     The Board of Directors has approved, subject to approval by the stockholders of the Company, an amendment to the Equity Ownership Plan whereby the Board of Directors will have the right, in its discretion, to set the option price for any non-qualified stock options that are issued under the Equity Ownership Plan. At the present time, in exercising this discretion, the Board of Directors may not establish the option price at less than the value of the stock on the date of grant. The amendment would remove this limitation. In addition, the Board of Directors has approved an amendment to the definition of "Shares" under the plan to clarify that the only shares covered by the plan are shares of Common Stock.

     The Majority Stockholders intend by written consent in lieu of a Special Meeting of Stockholders of the Company to approve the amendment to the Company's Equity Ownership Plan (the "Plan").

Summary of the Plan

     An aggregate of 438,852 shares of Common Stock have been reserved for issuance under the Plan of which 56,270 are available for issuance under the Plan. Under the Plan, award shares, incentive stock options, nonqualified stock options and stock appreciation rights ("SARs") or any combination thereof may be granted to eligible individuals. The Plan is administered by the Board of Directors.

     All employees are eligible to receive options under the Plan, except with respect to incentive stock options for any employee ineligible by reason of the provisions of Section 422 of the Internal Revenue Code (e.g., an employee owning or who would own upon the exercise of the option more than 10% of the outstanding common stock of the Company, unless the option price is at least 110% of the fair market value of the Common Stock subject to the option and the option is not exercisable after five years from the date of grant). No consideration will be received by the Company for the granting of options or SARs under the Plan other than the services rendered to the Company by the employee in such capacity. The Board of Directors has discretion to condition the grant of award shares upon the payment of cash which may not exceed the fair market value of the shares.

     The aggregate number of shares covered by the Plan, as well as the number of shares covered by outstanding options (and the per share purchase price thereof) are subject to automatic adjustment, without further action of the Board of Directors or the stockholders, in the event of a stock dividend, a stock split or certain other recapitalizations with respect to the Company's stock.

     The Board of Directors may amend the Plan (or suspend or discontinue it) without further stockholder approval, except with respect to certain major changes such as changing the number of shares subject to the Plan or the minimum option price or the class of employees eligible to receive options. No amendment may adversely affect any then outstanding award.

     All recipients of awards under the Plan agree that they will not transfer or otherwise dispose of any shares acquired under the Plan without first offering to sell the shares to the Company in accordance with the terms and conditions of the Plan. The restrictions will expire upon the effectiveness of a Registration Statement filed with Securities and Exchange Commission.

     Incentive Stock Options. The per share exercise price of each incentive stock option may not be less than the fair market value of the stock on the date of grant or, in the case of an employee owning more than 10% of the outstanding Common Stock of the Company, not less than 110% of such fair market value. Also, the aggregate fair market value of the stock with respect to which options are exercisable for the first time by an employee in any calendar year may not exceed $100,000.

     Nonqualified Stock Options. Upon approval of the Amendment, the per share exercise price of each nonqualified stock option will be set by the Board of Directors in its discretion and may be less than the fair market value of the stock on the date of grant.

     If exercised, an option must be exercised within the exercise period by payment of the option price in cash, by check or by other means prescribed by the Board of Directors.

     Options are exercisable based on vesting schedules established by the Board of Directors, generally in one-third increments each year beginning two years from the date of grant. An option may not be exercised more than 10 years after the date of grant, or, in the case of an individual who owns more than 10% of the outstanding common stock of the Company, more than five years after the date of grant. If the individual's employment with the Company is terminated during the term of the option, the end of the option period will be accelerated. Notwithstanding the foregoing general rules, the Board of Directors may issue options for shorter periods of time and may permit the earlier exercise of outstanding options.

     SARs. An SAR is payable at such time or times, or upon the occurrence of such event or events, and in such amounts or types of consideration (including cash or Shares) as the Board of Directors shall specify in the SAR Agreement. An SAR may be granted in connection with all or any portion of a previously or contemporaneously granted award (other than an SAR), or by itself and not in connection with any other award.

     Award Shares. All award shares granted under the Plan shall be shares of Common Stock. During the restriction period determined at the discretion of the Board of Directors, award shares may not be sold, transferred, assigned, pledged, conveyed, hypothecated or otherwise disposed of (other than by operation of law). Award shares may be subject to such additional terms, conditions or limitations, not inconsistent with the specific provisions of the Plan, as may be approved by the Board of Directors in it sole discretion.

     The price of the Common Stock pursuant to the latest independent appraisal is $13.00 per share.

Federal Income Tax Consequences

     The recipient of an incentive stock option should not recognize any taxable income or loss for federal income tax purposes at the time the incentive stock option is granted or exercised; however, upon exercise, the difference between the stock purchase price set forth in the option and the fair market value of the shares received may be subject to the alternative minimum tax. If the Common Stock purchased upon the exercise of an incentive stock option is held for at least two years after the granting of the option and at least one year after exercise, the recipient should receive a long term capital gain or loss upon the sale or disposition of the Common Stock based on the difference between the fair market value of the Common Stock on the date of sale or other disposition and the purchase price of the Common Stock under the option. The Company would not be entitled to any deductions with respect to the granting or exercise of the incentive stock option in such cases.

     If the recipient of an incentive stock option does not hold the shares for two years after the grant of the option and one year after exercise, the recipient will generally recognize as ordinary income in the year of disposition the difference between (1) the purchase price of Common Stock covered by the option and (2) the lesser of the sales price or the fair market value of the shares on the date of exercise; and the Company will be entitled to a corresponding deduction for such amount in that year. Any remaining gain would be taxable to the recipient as capital gain. However, if the sales price is less than the purchase price under the option, no income would be recognized; the recipient would generally realize a capital loss equal to the difference between the purchase price and the disposition price; and the Company would not receive any deduction.

     The general rules described in the preceding paragraph apply only when the sale is made to an unrelated party. If the recipient makes a sale or other disposition to certain related persons or entities before the end of the applicable holding periods, then the recipient will be treated as having received ordinary income (with a corresponding deduction to the Company) in the year of disposition in an amount equal to the difference between the sales price and the fair market value of the shares on the date of exercise (even if the fair market value of the shares is less on the date of sale or other disposition).

     Because the Company does not anticipate that any nonqualified stock option will have a readily ascertainable fair market value when issued, the recipient of such an option should not recognize any taxable income or loss for federal income tax purposes at the time the option is granted. The exercise of the nonqualified stock option, however, will result in the immediate recognition of taxable income by its holder at ordinary income rates based on the difference between the purchase price for shares covered by the option and the fair market value of the shares received at the time of exercise. The Company will receive a corresponding deduction at the same time. Additional gain or loss, determined under general rules of taxation, may be realized upon the sale of the shares.

     The specific application and impact of the tax rules will vary depending on the specific personal situation of individual option recipients.

             Plan Benefits Table -- Amended Equity Ownership Plan

     The following table provides information regarding the number of awards and the dollar value of awards under the Plan.

                                                      Amended Equity Ownership Plan
                                                      -----------------------------

                                                                             Number
     Name and Position                                 Dollar Value         of Units
     -----------------                                -------------         --------
     Phillip E. Casey, Chairman of the Board
       and Chief Executive Officer                          (1)               (1)

     J. Donald Haney, Group Vice President,
       Fabricated Reinforcing Steel                         (1)               (1)

     Tom J. Landa, Vice President and Chief                 (1)               (1)
     Financial Officer

     James S. Rogers, II Vice President, Human              (1)               (1)
     Resources

     J. Neal McCullohs, Vice President, Sales               (1)               (1)
     and Marketing

     Executive Group(2)                                     (1)               (1)

     Non-Executive Director Group                            *                 *

     Non-Executive Officer Employee Group                   (1)               (1)

*    Not eligible for participation

(1) Awards under the Plan are entirely within the discretion of the Board of Directors. The Company cannot determine the nature or amount of awards that will be made in the future. During the nine months ended December 31, 2000, no options were granted to Messrs. Casey, Haney, Landa, Rogers and McCullohs under the Plan. During the nine months ended December 31, 2000, no stock options and 50,150 stock options were granted and remain outstanding under the Plan to the Executive Group and Non-Executive Officer Employee Group, respectively. The dollar value of such awards cannot be determined.

(2) Consists of seven executive officers including the five executive officers listed above.

   RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

     The firm of Arthur Andersen LLP has been the Company's independent certified public accountants since 1995. The Company anticipates retaining Arthur Andersen LLP as the Company's independent certified public accountants for the year ending December 31, 2001. Stockholder approval of the selection of the Company's independent certified public accountants is not required by the Company's By-Laws or otherwise.

                            AMERISTEEL CORPORATION
                             EQUITY OWNERSHIP PLAN
   (as amended through and including the Third Amendment adopted April 2001)

                                   ARTICLE 1

                            Establishment; Purpose
                            ----------------------

     1.1  Establishment.  AmeriSteel Corporation, a Florida corporation, (the
          -------------
"Company") hereby establishes an incentive compensation plan to be known as the "AmeriSteel Equity Ownership Plan" (the "Plan").

     1.2  Purpose.  The purpose of the Plan is to (a) attract, retain and
          -------
motivate participating employees of the Company and its subsidiaries through awards of shares of the Common Stock of the Company (the "Shares"), options to purchase Shares (the "Options") and other equity-based awards, (b) encourage employee ownership of Shares and (c) encourage participating employees to think and act like owners of the Company.

     1.3  Maximum Number of Shares.  The maximum number of Shares that may be
          ------------------------
offered under the Plan is 438,852 subject to adjustment as provided in Section
10.1. If an Option is surrendered or for any other reason ceases to be exercisable in whole or in part, the Shares that are subject to such Option, but as to which the Option has not been exercised, shall again become available for offering under the Plan. Any awards under the Plan made other than in Shares or Options shall not reduce the maximum number of Shares covered by the Plan.

     1.4  Status.  It is the intention of the Company that ISOs granted under
          ------
the Plan qualify as "incentive stock options" under Section 422 of the Code, and the regulations promulgated thereunder. The provisions of the Plan with respect to ISOs, accordingly, shall be construed in a manner consistent with such requirements. Except with respect to ISOs, no other Award under the Plan is intended to qualify for special treatment or status under the Code.

                                   ARTICLE 2

                                  Definitions
                                  -----------

     2.1  Definitions.  The following words and terms as used herein shall have
          -----------
that meaning set forth therefor in this Article 2 unless a different meaning is clearly required by the context.

          2.1.1  "Award" shall mean any Option, Shares, SAR or any cash payment
                  -----
granted or awarded under the Plan.

  ==========================================================================
      This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

                The date of the prospectus is October 21, 1996
  ==========================================================================

          2.1.2  "Award Agreement(s)" shall mean any document, agreement or
                  ------------------
certificate deemed by the Board of Directors as necessary or advisable to be entered into with or delivered to a Participant in connection with or as a condition precedent to the valid completion of the grant of an Award under the Plan.

          2.1.3  "Award Share(s)" shall mean any Shares granted or awarded to
                  --------------
a Participant in accordance with the provisions of Article 8.

          2.1.4  "Board" or "Board of Directors" shall mean the Board of
                  -----      ------------------
Directors of the Company.

          2.1.5  "Chief Executive Officer" shall mean the officer so
                  -----------------------
designated from time to time by the Board of Directors, or if the Board shall fail to so designate an officer to that position, the President of the Company.

          2.1.6  "Code" shall mean the Internal Revenue Code of 1986, as
                  ----
amended. Reference to a specific section of the Code shall include a reference to any successor provision.

          2.1.7  "Company" shall mean AmeriSteel Corporation, a Florida
                  -------
corporation, and its successors.

          2.1.8  "Effective Date" shall mean April 1, 1995.
                  --------------

          2.1.9  "Eligible Employee" shall mean any individual employed by the
                  -----------------
Company or any Subsidiary. The Board of Directors shall have the sole power to determine if the eligibility requirements have been satisfied.

          2.1.10 "Fair Market Value" of the Shares shall mean the closing price,
                  -----------------
on the date in question (or, if no Shares are traded on such day, on the next preceding day on which Shares were traded), of the Shares as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such stock is listed, or if such stock is not listed on a securities exchange in the United States, the mean between the dealer closing "bid" and "ask" prices on the over-the-counter market as reported by the National Association of Security Dealers Automated Quotation System (NASDAQ), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of such stock as determined by the Board of Directors in good faith and based on all relevant factors.

          2.1.11 "ISO" shall mean an incentive stock option granted in
                  ---
accordance with the provisions of Article 5 of the Plan.

          2.1.12 "NSO" shall mean a nonqualified stock option granted in
                  ---
accordance with the provisions of Article 6 of the Plan.

          2.1.13 "Option" shall mean an ISO or an NSO.
                  ------


                                       2.

          2.1.14 "Optionee" shall mean an individual employed by the Company or any Subsidiary to whom an Option is granted under the Plan."

          2.1.15 "Participant" shall mean an Eligible Employee, who in
                  -----------
accordance with the terms of the Plan, is first recommended by the Chief Executive Officer and then approved by the Board of Directors for participation in the Plan as a recipient of an Award and who receives an Award.

          2.1.16 "Plan" shall mean the AmeriSteel Equity Ownership Plan, as set
                  ----
forth herein and as amended from time to time.

          2.1.17 "Registration Date" shall mean the effective date of the
                  -----------------
first registration statement that becomes effective under the Securities Act of 1933 (excluding any offering to employees, whether under the Plan or otherwise, registered under Form S-8) with respect to any public offering of Shares.

          2.1.18 "SAR" shall mean a Stock Appreciation Right granted in
                  ---
accordance with the provisions of Article 7 of the Plan, which as to each SAR entitles the Participant to receive payment equal to the excess of (1) the Fair Market Value of a Share at the time of payment or exercise over (2) a specified price or value set or established at the time of grant of the SAR.

          2.1.19 "Shares" shall mean shares of the common stock of the Company.
                  ------

          2.1.20 "Subsidiary" shall mean any corporation that at the time
                  ----------
qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

          2.1.21 "10% Stockholder" shall mean an individual who owns more than
                  ---------------
10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation.

     2.2  Usage.  Whenever appropriate, words used in the singular shall be
          -----
deemed include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.


                                   ARTICLE 3

                                Administration
                                --------------

     3.1  Board of Directors.  The Plan shall be administered by the Board of
          ------------------
Directors.

     3.2  Power and Authority.  Subject to the provisions of the Plan, the Board
          -------------------
of Directors shall have full authority, in its discretion: (a) to determine from among Eligible Employees those

                                       3.

persons who shall become Participants; (b) to determine the nature, amount and terms and conditions of all Awards under the Plan, in accordance with and subject to the specific limitations and requirements set forth in the Plan; and
(c) to interpret the Plan, the terms of all Awards and Award Agreements and any other agreement or instrument awarded, issued or entered into under the Plan, and to prescribe, amend and rescind rules and regulations with respect the administration of the Plan. The interpretation and construction by the Board of Directors of any provision of the Plan, any Award or any other agreement or instrument awarded, issued or entered into under the Plan, and all other determinations and decisions of the Board of Directors pursuant to the provisions of the Plan, shall be final, conclusive and binding on all Participants and other affected persons. All actions and policies of the Board, to the extent they deal with ISOs, shall be consistent with the qualification of ISOs as incentive stock options under Section 422 of the Code.

     3.3  Discretionary Authority.  The Board of Directors' decision to
          -----------------------
authorize the grant of an Award to an Eligible Employee at any time shall not require the Board of Directors to authorize the grant of an Award to that employee at any other time or to any other employee at any time; nor shall its determination with respect to the size, type or terms and conditions of the Award to be granted to an Eligible Employee at any time require it to authorize the grant of an Award of the same type or size or with the same terms and conditions to that employee at any other time or to any other employee at any time. The Board of Directors shall not be precluded from authorizing the grant of an Award to any Eligible Employee solely because the employee previously may have been granted an Award of any kind under the Plan.

     3.4  No Liability.  No member of the Board of Directors shall be liable for
          ------------
any action or determination made in good faith with respect to the Plan.


                                   ARTICLE 4

                       Employees Eligible To Participate
                       ---------------------------------

     4.1  Generally.  Any person, including any officer but not a person who is
          ---------
solely a director, who is in the employ of the Company or any Subsidiary on the date of a grant of an Award shall be an Eligible Employee, able to participate in the Plan in accordance with the terms of the Plan.

     4.2  Participant Status.  The Chief Executive Officer, in his sole
          ------------------
discretion, from time to time may select from among Eligible Employees persons to recommend to the Board of Directors to become Participants in the Plan. Any Eligible Employee so recommended to the Board and who remains an Eligible Employee shall become a Participant upon the approval of such status by the Board of Directors, which approval shall be conclusively evidenced by the award or grant of an Award to a Participant.

                                       4.

     4.3  ISO Eligibility Requirement.  Notwithstanding any provision of the
          ---------------------------
Plan to the contrary, no person shall be eligible to receive any ISOs under the Plan if such person would not be able qualify for the benefits of incentive stock options under Section 422 of the Code.

                                   ARTICLE 5

                Terms and Conditions of Incentive Stock Options
                -----------------------------------------------

     5.1  Grant.  Any ISO granted pursuant to the Plan shall be authorized by
          -----
the Board of Directors and shall be evidenced by certificates or agreements in such form as the Board of Directors from time to time shall approve, which certificates or agreements shall comply with and be subject to the terms and conditions hereinafter specified. Upon the granting of any ISO, the Board of Directors shall promptly cause the Optionee to be notified of the fact that such Option has been granted. The date on which the Board of Directors approves the grant of an ISO shall be considered to be the date on which such Option is granted.

     5.2  Number of Shares.  Each ISO shall state the number of Shares to which
          ----------------
it pertains.

     5.3  Option Price.  Each ISO shall state the option price, which option
          ------------
price shall be determined by the Board of Directors in its discretion. Notwithstanding the foregoing, the option price in no event shall be less than 100% of the Fair Market Value of the Shares on the date of grant of the Option; or, in the case of an ISO being issued to an Eligible Employee who is a 10% Stockholder at the time an ISO is granted, 110% of the Fair Market Value of the Shares on the date of grant.

     5.4  Method of Exercise.  An Optionee may exercise an ISO during such time
          ------------------
as may be permitted by the Option and the Plan by providing written notice to the Board of Directors, tendering the purchase price in accordance with the provisions of Section 5.4, and complying with any other exercise requirements contained in the Option or promulgated from time to time by the Board of Directors.

     5.5  Method of Payment.  Payment of the option price upon the exercise of
          -----------------
the ISO shall be in (a) United States dollars in cash or by check, bank draft or money order payable to the order of the Company; (b) in the discretion of and in the manner determined by the Board of Directors, by the delivery of Shares of Common Stock already owned by the Optionee; (c) by any other legally permissible means acceptable to the Board of Directors at the time of grant of the Option (including cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable legal restrictions); or in the discretion of the Board of Directors, through a combination of (a), (b) and (c) of this
Section 5.5. If the option price is paid in whole or in part through the delivery of Shares, the decision of the Board of Directors with respect to the fair market value of such Shares shall be final and conclusive.

                                       5.

     5.6  Term and Exercise of Options.
          ----------------------------

          5.6.1 Unless otherwise specified by the Board of Directors, each ISO shall be exercisable, in whole or in part, only in accordance with the following chart:

               ----------------------------------------------
                                                Percentage of
                Number of Years From                Shares
               Date Option is Granted            Exercisable
               ----------------------------------------------
                   Less than 2 years                  0%
               ----------------------------------------------
               2 years but less than 3 years         33 1/3%
               ----------------------------------------------
               3 years but less than 4 years         66 2/3%
               ----------------------------------------------
                    4 years or more                 100%
               ----------------------------------------------

          5.6.2 Notwithstanding the foregoing, an Optionee shall be 100% vested in the number of Shares originally covered by an ISO in the event the Optionee dies or becomes totally and permanently disabled (as determined in the sole discretion of the Board of Directors) while still employed by the Company.

          5.6.3 To the extent not exercised, exercisable installments of ISOs shall be exercisable, in whole or in part, in any subsequent period, but not later than the expiration date of the Option. The Board of Directors shall determine the expiration date of the Option at the time of the grant of the Option; provided, however, that no ISO shall be exercisable after the expiration of ten (10) years from the date it is granted; or, in the case of a 10% Stockholder, no ISO shall be exercisable after the expiration of five (5) years from the date it is granted. Not less than one hundred (100) Shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the Option.

          5.6.4 Within the limits described above, the Board of Directors may impose additional requirements on the exercise of ISOs. When it deems special circumstances to exist, the Board of Directors in its discretion may accelerate the time at which an ISO may be exercised if, under previously established exercise terms, such Option was not immediately exercisable in full, even if the acceleration would permit the Option to be exercised more rapidly than the vesting set forth above in the chart, or as otherwise specified by the Board of Directors, would permit.

     5.7  Additional Limitations.  The aggregate Fair Market Value (determined
          ----------------------
as of the time an ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by any Optionee in any calendar year under the Plan and under all other incentive stock option plans of the Company and any parent and subsidiary corporations of the Company (as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

                                       6.

     5.8  Death or Other Termination of Employment.
          ----------------------------------------

          5.8.1 In the event that an Optionee shall cease to be employed by the Company or a Subsidiary for any reason other than his or her death, subject to the conditions that no ISO shall be exercisable after its expiration date, such Optionee shall have the right to exercise the ISO at any time within thirty (30) days after such termination of employment to the extent his or her right to exercise such Option had accrued pursuant to this Article 5 at the date of such termination and had not previously been exercised; such thirty (30) day period shall be increased to ninety (90) days if the termination of employment was the retirement or early retirement of the Optionee (as defined under the Company's qualified Retirement Plan) and to one (1) year for any Optionee who dies during the thirty (30) day or ninety (90) day period, whichever may be applicable, and the Option may be exercised within such extended time limit by the Optionee or, in the case of death, the personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Board of Directors, whose determination shall be final and conclusive.

          5.8.2 In the event that an Optionee shall die while in the employ of the Company or a Subsidiary and shall not have fully exercised any ISO, the ISO may be exercised, subject to the conditions that no ISO shall be exercisable after its expiration date, to the extent that the Optionee's right to exercise such Option had accrued pursuant to this Article 5 at the time of his or her death and had not previously been exercised, at any time within one (1) year after the Optionee's death, by the personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

          5.8.3 No ISO shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.

          5.8.4 During the lifetime of the Optionee, an ISO shall be exercisable only by him or her and shall not be assignable or transferable, and no other person shall acquire any rights therein.

     5.9  Delivery of Certificates Representing Shares.
          --------------------------------------------

          5.9.1 As soon as practicable after the exercise of an ISO, the Company shall deliver or cause to be delivered to the Optionee exercising the ISO a certificate or certificates representing the Shares purchased upon the exercise. Certificates representing Shares to be delivered to a Optionee will be registered in the name of the Optionee.

          5.9.2 If determined by the Company in its discretion appropriate to administer the right of first refusal provisions of Article 9, but only for so long as such provisions remain in effect, certificates representing Shares shall not be delivered to Participants but shall be delivered to the Company to be held by the Company as safekeeping agent for the benefit of each Participant. A written safekeeping receipt evidencing the Shares so held in safekeeping, bearing the name of the

                                       7.

Participant, indicating the number of the certificate or certificates and the number of Shares so represented shall be delivered promptly to each Participant. In its capacity as safekeeping agent for Participants, the Company shall act in accordance with instructions received from such Participants, which instructions are to be confirmed in writing if deemed appropriate by the Company. The safekeeping agency shall not affect the rights of Participants as owners of Shares.

          5.9.3  Upon the expiration of the right of first refusal provisions of
Article 9, any safekeeping agency arrangement adopted pursuant to Section 5.9.2 shall terminate and the certificates representing the Shares owned by Participants, registered in the name(s) of the Participants, shall be delivered promptly to such Participants.

     5.10 Rights as a Stockholder.  An Optionee shall have no rights as a
          -----------------------
stockholder with respect to any Shares covered by his or her ISO until the date on which he or she becomes a record owner of the Shares purchased upon the exercise of the Option (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date, except as provided in Article 10.

     5.11 Modification, Extension and Renewal of Options.  Subject to the terms
          ----------------------------------------------
and conditions and within the limitations of the Plan, the Board of Directors may modify outstanding ISOs granted under the Plan, or accept the surrender of outstanding ISOs (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). The Board of Directors shall not, however, modify any outstanding ISO so as to specify a lower option price or accept the surrender of outstanding ISOs and authorize the granting of new Options in substitution therefor specifying a lower option price. Notwithstanding the foregoing, however, no modification of an ISO shall, without the consent of the Optionee, alter or impair any of the rights or obligations under any ISO theretofore granted under the Plan.

     5.12 Listing and Registration of Shares.  Each ISO shall be subject to the
          ----------------------------------
requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such ISO or the issuance or purchase of Shares thereunder, such ISO may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 5.12 become operative, and if, as a result thereof, the exercise of an ISO is delayed, then and in that event, the term of the ISO shall not be affected.

     5.13 Other Provisions.  The ISO certificates or agreements authorized under
          ----------------
the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Board of Directors shall deem advisable. Any such certificate or agreement shall contain such limitations and restrictions upon the exercise of the ISO as shall be necessary in order

                                       8.

that such Option will be an incentive stock option as defined in Section 422 of the Code, or to conform to any change in the law.

                                   ARTICLE 6

              Terms and Conditions of Nonqualified Stock Options
              --------------------------------------------------

     6.1 Grant. Any NSO granted pursuant to the Plan shall be authorized by the Board of Directors and shall be evidenced by certificates or agreements in such form as the Board of Directors from time to time shall approve, which certificates or agreements shall comply with and be subject to the terms and conditions hereinafter specified. Upon the granting of any NSO, the Board of Directors shall promptly cause the Optionee to be notified of the fact that such Option has been granted. The date on which the Board of Directors approves the grant of a NSO shall be considered to be the date on which such Option is granted.

     6.2  Number of Shares.  Each NSO shall state the number of Shares to which
          ----------------
it pertains.

     6.3  Option Price.  Each NSO shall state the option price, which option
          ------------
price shall be determined by the Board of Directors in its discretion.

     6.4  Method of Exercise.  An Optionee may exercise a NSO during such time
          ------------------
as may be permitted by the Option and the Plan by providing written notice to the Board of Directors, tendering the purchase price in accordance with the provisions of Section 6.4, and complying with any other exercise requirements contained in the Option or promulgated from time to time by the Board of Directors.

     6.5  Method of Payment.  Payment of the option price upon the exercise of
          -----------------
the NSO shall be (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company; (b) in the discretion of and in the manner determined by the Board of Directors, by the delivery of Shares already owned by the Optionee; (c) by any other legally permissible means acceptable to the Board of Directors at the time of grant of the Option (including cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable legal restrictions); or in the discretion of the Board of Directors, through a combination of (a), (b) and (c) of this
Section 6.5. If the option price is paid in whole or in part through the delivery of Shares, the decision of the Board of Directors with respect to the fair market value of such Shares shall be final and conclusive.

                                       9.

     6.6  Term and Exercise of Options.
          ----------------------------

          6.6.1 Unless otherwise specified by the Board of Directors, each NSO shall be exercisable, in whole or in part, only in accordance with the following chart:

               ----------------------------------------------
                                                Percentage of
                Number of Years From                Shares
               Date Option is Granted            Exercisable
               ----------------------------------------------
                   Less than 2 years                  0%
               ----------------------------------------------
               2 years but less than 3 years         33 1/3%
               ----------------------------------------------
               3 years but less than 4 years         66 2/3%
               ----------------------------------------------
                    4 years or more                 100%
               ----------------------------------------------

          6.6.2 Nothwithstanding the foregoing, an Optionee shall be 100% vested in the number of Shares originally covered by a NSO in the event the Optionee dies or becomes totally and permanently disabled (as determined in the sole discretion of the Board of Directors) while still Notwithstanding the foregoing, an Optionee shall be 100% vested in the employed by the Company.

          6.6.3 To the extent not exercised, exercisable installments of NSOs shall be exercisable, in whole or in part, in any subsequent period, but not later than the expiration date of the Option. The Board of Directors shall determine the expiration date of the Option at the time of the grant of the Option; provided, however, that no NSO shall be exercisable after the expiration of ten (10) years from the date it is granted. Not less than one hundred (100) Shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the Option.

          6.6.4 Within the limits described above, the Board of Directors may impose additional requirements on the exercise of NSOs. When it deems special circumstances to exist, the Board of Directors in its discretion may accelerate the time at which a NSO may be exercised if, under previously established exercise terms, such Option was not immediately exercisable in full, even if the acceleration would permit the Option to be exercised more rapidly than the vesting set forth above in the chart, or as otherwise specified by the Board of Directors, would permit.

     6.7  Death or Other Termination of Employment.
          ----------------------------------------

          6.7.1 In the event that an Optionee shall cease to be employed by the Company or a Subsidiary for any reason other than his or her death, subject to the conditions that no NSO shall be exercisable after its expiration date, such Optionee shall have the right to exercise the NSO at any time within thirty (30) days after such termination of employment to the extent his or her right to exercise the NSO had accrued pursuant to this Article 6 at the date of such termination and had not previously been exercised; such thirty (30) day period shall be increased to such thirty (30) day limit shall be increased to ninety
(90) days if the termination of employment was the retirement or early

                                      10.

retirement of the Optionee (as defined under the Company's qualified Retirement
Plan) and to one (1) year for any Optionee who dies during the thirty (30) day or ninety (90) day period, whichever may be applicable, and the Option may be exercised within such extended time limit by the Optionee or, in the case of death, the personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Board of Directors, whose determination shall be final and conclusive.

          6.7.2 No NSO shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.

          6.7.3 During the lifetime of the Optionee, an NSO shall be exercisable only by him or her and shall not be assignable or transferable, and no other person shall acquire any rights therein.

     6.8  Delivery of Certificates Representing Shares.
          --------------------------------------------

          6.8.1 As soon as practicable after the exercise of a NSO, the Company shall deliver or cause to be delivered to the Optionee exercising the NSO a certificate or certificates representing the Shares purchased upon the exercise. Certificates representing Shares to be delivered to a Optionee will be registered in the name of the Optionee.

          6.8.2 If determined by the Company in its discretion appropriate to administer the right of first refusal provisions of Article 9, but only for so long as such provisions remain in effect, certificates representing Shares shall not be delivered to Participants but shall be delivered to the Company to be held by the Company as safekeeping agent for the benefit of each Participant. A written safekeeping receipt evidencing the Shares so held in safekeeping, bearing the name of the Participant, indicating the number of the certificate or certificates and the number of Shares so represented shall be delivered promptly to each Participant. In its capacity as safekeeping agent for Participants, the Company shall act in accordance with instructions received from such Participants, which instructions are to be confirmed in writing if deemed appropriate by the Company. The safekeeping agency shall not affect the rights of Participants as owners of Shares.

          6.8.3  Upon the expiration of the right of first refusal provisions of
Article 9, any safekeeping agency arrangement adopted pursuant to Section 6.8.2 shall terminate and the certificates representing the Shares owned by Participants, registered in the name(s) of the Participants, shall be delivered promptly to such Participants.

     6.9  Rights as a Stockholder.  An Optionee shall have no rights as a
          -----------------------
stockholder with respect to any Shares covered by his or her NSO until the date on which he or she becomes a record owner of the Shares purchased upon the exercise of the Option (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date, except as provided in Article 10.

                                      11.

     6.10 Modification, Extension and Renewal of Options.  Subject to the terms
          ----------------------------------------------
and conditions and within the limitations of the Plan, the Board of Directors may modify outstanding NSOs granted under the Plan, or accept the surrender of outstanding NSOs (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). The Board of Directors shall not, however, modify any outstanding NSO so as to specify a lower option price or accept the surrender of outstanding NSOs and authorize the granting of new Options in substitution therefor specifying a lower option price. Notwithstanding the foregoing, however, no modification of an NSO shall, without the consent of the Optionee, alter or impair any of the rights or obligations under any NSO theretofore granted under the Plan.

     6.11 Listing and Registration of Shares.  Each NSO shall be subject to the
          ----------------------------------
requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such NSO or the issuance or purchase of shares thereunder, such NSO may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 6.11 become operative, and if, as a result thereof, the exercise of a NSO is delayed, then and in that event, the term of the NSO shall not be affected.

     6.12 Other Provisions.  The NSO certificates or agreements authorized under
          ----------------
the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Board of Directors shall deem advisable.


                                   ARTICLE 7

                           Stock Appreciation Rights
                           -------------------------

     7.1  Grant.  The Board of Directors, in its sole discretion, from time to
          -----
time may authorize the grant of SARs to a Participant. An SAR may be granted in connection with all or any portion of a previously or contemporaneously granted Award (other than an SAR), or by itself and not in connection with any other Award. An SAR may be granted at the time of grant of the related Option and shall be subject to the same terms and conditions as the related Option, except as this Article 7 may otherwise provide. The grant of SAR shall be evidenced either by provisions in the Option to which it relates or by a separate written agreement between the Company and the Participant, which shall comply with and be subject to the terms and conditions of the Plan and shall be in such form as the Board of Directors from time to time shall approve (an "SAR Agreement"). The SAR Agreement may contain such additional terms, conditions or limitations, not inconsistent with the specific provisions of the Plan, as may be approved by the Board of Directors in it sole discretion.

                                      12.

     7.2  Terms and Conditions.  Each SAR granted under the Plan shall be
          --------------------
exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts or types of consideration (including cash or Shares) as the Board of Directors shall specify in the SAR Agreement. Subsequent to the grant of an SAR, the Board of Directors, at any time before complete termination of such SAR, may accelerate the time or times at which such SAR may be exercised or paid in whole or in part.

     7.3  Exercise.
          --------

          7.3.1 An SAR shall be exercised by surrendering the SAR Agreement or, if the SAR was granted in connection with an Option, the surrender of the related Option together with any SAR Agreement, or the portion(s) thereof pertaining to the Shares with respect to which the SAR is exercised, and providing the Company with a written notice in such form and containing such information (including the number of Shares with respect to which the SAR is being exercised) as the SAR Agreement or the Board of Directors may specify.
The date on which the Company receives such surrender and notice shall be the date on which the related Option, or portion thereof, shall be deemed surrendered and the SAR shall be deemed exercised.

          7.3.2 An SAR granted in connection with an Option shall be exercisable only at such time or times, to such extent and by such persons as the Option to which it relates shall be exercisable, provided that an SAR granted in connection with an ISO shall not be exercisable on any date on which the Fair Market Value of a Share is less than or equal to the per share exercise price of the ISO. An SAR shall be canceled when, and to the extent that, any related Option is exercised, and an Option shall be canceled when, and to the extent that, the Option is surrendered to the Company upon the exercise of a related SAR.

     7.4  Payment.  To effect payment or exercise of an SAR, the Company shall
          -------
make payment to the Participant in cash or Shares (valued at their Fair Market Value on the date of payment or exercise) or in combination of cash and Shares as provided in the SAR Agreement. If payment is to be made in Shares, upon such exercise, the Participant shall be entitled to receive that number of Shares which have an aggregate Fair Market Value on the exercise date equal to the amount by which the Fair Market Value of one Share on the exercise date exceeds the Option price per share of any related Option or the Fair Market Value on the date of grant of the SAR, as the case may be, multiplied by the number of Shares covered by the related Option or the SAR, as the case may be, or portion thereof, surrendered in connection with the exercise of the SAR.

     7.5  Expiration.  An SAR granted in connection with or related to an
          ----------
Option, unless previously exercised or canceled, shall expire upon the expiration of the Option to which it relates. Any other SAR, unless previously exercised or canceled, shall expire upon the tenth anniversary of its grant. The exercise of an SAR granted in connection with an Option shall result in a pro rata surrender or cancellation of any related Option to the extent the SAR has been exercised.

                                      13.

     7.6  Death or Other Termination of Employment.
          ----------------------------------------

          7.6.1 In the event that a Participant shall cease to be employed by the Company or a Subsidiary for any reason other than his or her death, subject to the conditions that no SAR shall be exercisable after its expiration date, such Participant shall have the right to exercise the SAR at any time within thirty (30) days after such termination of employment to the extent his or her right to exercise such SAR had accrued pursuant to this Article 7 at the date of such termination and had not previously been exercised; such thirty (30) day period shall be increased to ninety (90) days if the termination of employment was the retirement or early retirement of a Participant (as defined under the Company's qualified Retirement Plan) and to one (1) year for any Participant who dies during the thirty (30) day or ninety (90) day period, whichever may be applicable, and the SAR may be exercised within such extended time limit by a Participant, or, in the case of death, the personal representative of a Participant or by any person or persons who shall have acquired the SAR directly from a Participant by bequest or inheritance. Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Board of Directors, whose determination shall be final and conclusive.

          7.6.2 In the event that a Participant shall die while in the employ of the Company or a Subsidiary and shall not have fully exercised any SAR, the SAR may be exercised, subject to the conditions that no SAR shall be exercisable after its expiration date, to the extent that a Participant's right to exercise such SAR had accrued in accordance with the provisions of this Article 7 at the time of his or her death and had not previously been exercised, at any time within one (1) year after a Participant's death, by the personal representative of a Participant or by any person or persons who shall have acquired the SAR directly from a Participant by bequest or inheritance.

          7.6.3 No SAR shall be transferable by a Participant otherwise than by will or the laws of descent and distribution.

          7.6.4 During the lifetime of a Participant, an SAR shall be exercisable only by him or her and shall not be assignable or transferable, and no other person shall acquire any rights therein.

     7.7  Delivery of Certificates Representing Shares.
          --------------------------------------------

          7.7.1 As soon as practicable after the exercise or payment of an SAR payable in whole or in part in Shares, the Company shall deliver or cause to be delivered to the Participant exercising the SAR for Shares a certificate or certificates representing the Shares issuable upon such purchase or exercise. Certificates representing Shares to be delivered to a Participant will be registered in the name of the Participant.

          7.7.2 If determined by the Company in its discretion appropriate to administer the right of first refusal provisions of Article 9, but only for so long as such provisions remain in effect, certificates representing Shares issued in respect of SAR payment or exercise shall not be delivered to Participants but shall be delivered to the Company to be held by the Company as safekeeping

                                      14.

agent for the benefit of each Participant. A written safekeeping receipt evidencing the Shares so held in safekeeping, bearing the name of the Participant, indicating the number of the certificate or certificates and the number of Shares so represented shall be delivered promptly to each Participant. In its capacity as safekeeping agent for Participants, the Company shall act in accordance with instructions received from such Participants, which instructions are to be confirmed in writing if deemed appropriate by the Company. The safekeeping agency shall not affect the rights of Participants as owners of Shares.

          7.7.3  Upon the expiration of the right of first refusal provisions of
Article 9, any safekeeping agency arrangement adopted pursuant to Section 7.7.2 shall terminate and the certificates representing the Shares owned by Participants, registered in the name(s) of the Participants, shall be delivered promptly to such Participants.

     7.8  Listing and Registration of Shares.  Each SAR shall be subject to the
          ----------------------------------
requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of any Shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such SAR may not be paid or exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 7.8 become operative, and if, as a result thereof, the exercise of an SAR is delayed, then and in that event, the term of the SAR shall not be affected.

     7.9  Rights as a Stockholder.  In general, the holder of an SAR shall have
          -----------------------
no rights as a stockholder. The holder of an SAR under which Shares are issuable upon payment or exercise shall have no rights as a stockholder of the Company until the date on which he or she becomes a record owner of the Shares issued upon the payment or exercise of the SAR (the "record ownership date").
No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date, except as provided in
Article 10.


                                   ARTICLE 8

                                 Award Shares
                                 ------------

     8.1  General.  The Board of Directors, in its sole discretion, from time to
          -------
time may authorize the grant of Award Shares to a Participant. In making any such grant of Award Shares, the Board of Directors may grant Award Shares without the requirement of any cash payment or may require a cash payment from a Participant in an amount no greater than the aggregate Fair Market Value of the Award Shares as of the date of grant in exchange for, or as a condition precedent to, the completion of the grant and the issuance of the Award Shares.

                                      15.

     8.2  Restriction Period.  All Award Shares issued under Article 8 shall be
          ------------------
subject to certain restrictions as set forth in Section 8.3, which restrictions shall continue in effect for such period of time as is specified in the Award Agreement entered into at the time of the grant (the "Restriction Period"). The Award Agreement may contain such additional terms, conditions or limitations, not inconsistent with the specific provisions of the Plan, as may be approved by the Board of Directors in it sole discretion.

     8.3  Certain Restrictions.  Until the expiration of the Restriction Period,
          --------------------
Award Shares shall be subject to the following restrictions and any additional restrictions included in the Award Agreement that the Board of Directors, in its sole discretion, may from time to time deem desirable in furtherance of the objectives of the Plan: (a) the Participant shall not be entitled to take possession of the certificate or certificates representing the Shares; (b) the Award Shares may not be sold, transferred, assigned, pledged, conveyed, hypothecated or otherwise disposed of (other than by operation of law); and (c) the Shares may be forfeited immediately as provided in Section 8.4.

     8.4  Termination of Employment.  If the employment of a Participant is
          -------------------------
terminated for any reason other than the retirement or early retirement (as defined under the Company's qualified Retirement Plan), disability or death of a Participant in service before the expiration of the Restriction Period, the Award Shares shall be forfeited immediately and all rights of a Participant to such Shares shall terminate immediately without further obligation on the part of the Company. If a Participant's employment is terminated by reason of the retirement or early retirement of a Participant (as defined under the Company's qualified Retirement Plan), disability or death of a Participant in service before the expiration of the Restriction Period, (a) the number of Award Shares held by the Company for a Participant's account pursuant to Section 8.6 shall be reduced by partial forfeiture in an amount of Award Shares in proportion equal to the percentage of the total Restriction Period remaining after a Participant's termination of employment, (b) the restrictions on the unforfieted balance of such Award Shares shall lapse on the date a Participant's employment terminated and (c) subject to the safekeeping provisions of Section 8.6, the certificate or certificates representing the Shares upon which the restrictions have lapsed shall be delivered to a Participant (or, in the event of a Participant's death, to his or her legal representative).

     8.5  Distribution of Award Shares.  If a Participant to whom Award Shares
          ----------------------------
have been issued pursuant to Article 8 remains in the continuous employment of the Corporation or a Subsidiary until the expiration or waiver by the Board of the Restriction Period and the satisfaction of any other conditions imposed by the Award Agreement, all restrictions applicable to the Restricted Shares at that time still outstanding and registered in the name of a Participant shall lapse and, subject to the safekeeping provisions of Section 8.6, the certificate or certificates representing the Shares that were granted to the Participant shall be delivered to the Participant.

     8.6  Delivery of Certificates Representing Shares.
          --------------------------------------------

          8.6.1 As soon as practicable after a grant of Award Shares, the Company shall issue certificates representing the Award Shares registered in the name of the holder of Award Shares.

                                      16.

          8.6.2 To administer the restrictions imposed on Award Shares under the Plan and the Award Agreement (and if determined in the discretion of the Board of Directors, the right of first refusal provisions of Article 9, but only for so long as such provisions remain in effect), certificates representing Award Shares shall not be delivered to Participants but shall be delivered to the Company to be held by the Company as safekeeping agent for the benefit of each Participant. A written safekeeping receipt evidencing the Shares so held in safekeeping, bearing the name of the Participant, indicating the number of the certificate or certificates and the number of Shares so represented shall be delivered promptly to each Participant. In its capacity as safekeeping agent for Participants, the Company shall act in accordance with instructions received from such Participants, which instructions are to be confirmed in writing if deemed appropriate by the Company. The safekeeping agency shall not affect the rights of Participants as owners of Award Shares, nor shall such agency affect the restrictions imposed on Award Shares under the Plan or the Award Agreement.

          8.6.3 Upon the last to occur of (a) the lapse, satisfaction or waiver of the Restriction Period and any other restrictions imposed on Award Shares under the Plan or the Award Agreement and (b) the expiration of the right of first refusal provisions of Article 9, any safekeeping agency arrangement adopted pursuant to Section 8.6.2 shall terminate and the certificates representing the Shares owned by Participants, registered in the name(s) of the Participants, shall be delivered promptly to such Participants.

     8.7  Waiver of Restrictions.  The Board of Directors, in its sole
          ----------------------
discretion, may at any time waive or accelerate the expiration of any or all restrictions with respect to Award Shares issued pursuant to this Article 8..

     8.8  Rights as a Stockholder.  A Participant receiving Award Shares shall
          -----------------------
have no rights as a stockholder with respect to any Award Shares grant to him or her under the Plan until the date on which he or she becomes a record owner of the Award Shares (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date, except as provided in Article 10.


                                   ARTICLE 9

                 Limitations on Transfer; Repurchase of Shares
                 ---------------------------------------------

     9.1  Right of First Refusal.  As a condition to receiving Shares under the
          ----------------------
Plan, each Participant shall agree that he or she will not sell, assign, transfer, pledge, or otherwise dispose of any Shares he or she may acquire under the Plan (including by the exercise of an Option granted under Article 5 or Article 6, upon payment or exercise of an SAR under Article 7, by the receipt of Award Shares under Article 8, or otherwise), or attempt to so, without first offering to sell the Shares to the Company in accordance with the terms and conditions of this Article 9, and any disposition or attempted disposition of Shares in violation hereof shall be null and void.

                                      17.

     9.2  Voluntary Disposition.
          ---------------------

          9.2.1 If the record owner of Shares shall desire to sell, assign, transfer, pledge, or otherwise dispose of any Share, such owner shall first serve notice (the "Offer to Sell") to that effect upon the Company, offering to sell such Shares to the Company in accordance with the terms of this Article 9. The Company shall have the right (but not the obligation) to purchase all or any part of the Shares so offered within thirty (30) days after receipt by the Company of the Offer to Sell; provided, that if acceptance would result in a default by the Company under any loan covenants applicable to it, the Company shall have one hundred eighty (180) days rather than thirty (30) days within which to exercise its purchase rights.

          9.2.2 Subject to the right of the Board of Directors of the Company in its sole discretion to discontinue or modify its repurchase program, including solely with respect to a record owner, for any reason or for no reason at any time, the Company agrees to repurchase any and all Shares held by a record owner at the request of the record owner within the time specified in
Section 9.2.1 above. Subject to change or modification at any time and from time to time by the Board of Directors, the repurchase price shall be equal to the appraised value of the Shares as of the end of the immediately preceding fiscal year as determined by the Board of Directors based on an appraisal made at the request of the Company (or based on the latest such appraised value if an appraisal has been obtained by the Company as of a date after the end of the immediately preceding fiscal year).

          9.2.3 If for any reason the Company shall fail to exercise its right to purchase all of such Shares offered for sale pursuant to Section 9.2.1, the record owner may offer the Shares for sale to a third party and complete the sale within 60 (sixty) days after he or she receives notice of the Company's failure to repurchase. Any person acquiring the Shares from the record owner in such event will be required, among other things, to consent to the imposition of the restrictions on resales included in this Article 9 and to enter into a similar arrangement with the Company.

     9.3  Termination of Employment.  If the employment of the record owner with
          -------------------------
the Company shall terminate for any reason, whether by action of the Company, by death of the employee, the resignation or retirement of the employee, or otherwise, the record owner shall be deemed to have made an Offer to Sell under the provisions of Section 9.2.1 as of the date the employee's employment terminates. If the termination occurs by reason of the death of the employee, or if the employee should die after otherwise making or being deemed to have made an Offer to Sell, the offer shall be binding upon his estate, and the employee's duly appointed and acting personal representative shall act in his or her behalf.

     9.4  Expiration of Provisions.  The provisions of this Article 9 shall be
          ------------------------
applicable only during the time prior to the Registration Date; and the provisions of this Article 9 shall expire as of the Registration Date.

                                      18.

                                   ARTICLE 10

                                 Miscellaneous
                                 -------------

     10.1 Stock Adjustments.
          -----------------

          10.1.1 In the event of any increase or decrease in the number of issued Shares resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on Shares) or any other increase or decrease in the number of Shares effected without any receipt of consideration by the Company, then, in any such event, the number of Shares that remain available under the Plan, the number of Shares covered by each outstanding Option, the exercise price per Share covered by each outstanding Option, the number of Shares covered by each outstanding SAR and the price per Share and the number and any purchase price for any Award Shares granted but not yet issued, in each case, shall be proportionately and appropriately adjusted for any such increase or decrease.

          10.1.2 Subject to any required action by the stockholders, if any change occurs in the Shares by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting Shares, then, in any such event, the number and type of Shares then covered by each outstanding Option, the purchase price per Share covered by each outstanding Option, the number of Shares covered by each outstanding SAR and the exercise price per Share and the number and any purchase price for any Award Shares granted but not yet issued, in each case, shall be proportionately and appropriately adjusted for any such change.

          10.1.3 In the event of a change in the Shares as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be Shares within the meaning of the Plan.

          10.1.4 To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Board of Directors, whose determination in that respect shall be final, binding and conclusive; provided, however, that any Option granted pursuant to Article 5 shall not be adjusted in a manner that causes such Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          10.1.5 Except as hereinabove expressly provided in this Section 10.1, an Eligible Employee or a Participant shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares, any Option, any SAR or any Award Shares granted but not yet issued.

                                      19.

          10.1.6 The existence of the Plan, or the grant of an Option, SAR or Award Shares under the Plan, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

     10.2 Tax Absorption Payments.  The Company may, but is not required to,
          -----------------------
make a cash payment, either directly to any Participant or on a Participant's behalf, in an amount that the Board of Directors estimates to be equal (after taking into account any federal and state taxes that the Board of Directors estimates to be applicable to such cash payment) to any additional federal and state income taxes that are imposed upon a Participant as a result of the granting of any Award under the Plan (a "Tax Absorption Payment"). In determining the amount of any Tax Absorption Payment, the Board of Directors may adopt such methods and assumptions as it considers appropriate, and it shall not be required to examine the individual tax liability of any Participant. The decision to make any Tax Absorption Payment shall be made by the Board of Directors at the same time as the grant of the Award to which it relates.

     10.3 Amendment of the Plan; Termination.  The Board shall have the right to
          ----------------------------------
revise, amend or terminate the Plan at any time without notice, provided that no Participant's existing rights are adversely affected thereby without the consent of such person, and provided further that, without approval of the stockholders of the Company, no such revision or amendment shall (a) increase the total number of Shares subject to the Plan; (b) decrease the price at which Options may be granted; (c) materially modify the requirements as to eligibility for participation in the Plan; (d) otherwise materially increase the benefits under the Plan; or (e) remove the administration of the Plan from the Board of Directors. In addition, the provisions of Article 5, Article 6, Article 7 and
Article 8 may not be amended more frequently than once every six (6) months other than to comply with applicable provisions of the Code or the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. The limitation specified in the preceding sentence is intended to satisfy the requirements of Rule 16b-3(c)(2)(ii)(B) under the Securities Exchange Act of 1934, as currently in effect. The foregoing prohibitions in this Section 10.4 shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of Section 9.1.

     10.4 Application of Funds.  The proceeds received by the Company from the
          --------------------
sale of Shares or the exercise of Options pursuant to the Plan will be used for general corporate purposes.

     10.5 No Implied Rights to Employees.  The existence of the Plan and the
          ------------------------------
granting of Awards under the Plan shall in no way give any employee the right to continued employment, give any employee the right to receive any additional Awards or any additional compensation under the Plan, or otherwise provide any employee any rights not specifically set forth in the Plan or in any Option, SAR or Award Agreement.

     10.6 Withholding.  Whenever the Company proposes or is required to issue or
          -----------
transfer Awards under the Plan, the Company shall have the right to require a Participant to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to

                                      20.

the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

     10.7 Conditions Precedent to Effectiveness.  The Plan shall become
          -------------------------------------
effective upon the satisfaction of all the following conditions, with the Effective Date of the Plan after the completion of such adoption procedures being April 1, 1995, regardless of the date that the last of the following conditions is satisfied:

          10.7.1  the adoption of the Plan by the Board of Directors; and

          10.7.2 the approval of the Plan by the stockholders of the Company within twelve (12) months after its adoption by the Board.

                                      21.